UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________________________

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, K&S Corporate Headquarters, Singapore 554369
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Item 2.02     Results of Operations and Financial Condition.
On April 30, 2020, Kulicke and Soffa Industries, Inc. (the “Company”) issued a press release with respect to its financial results for its second fiscal quarter ended March 28, 2020. A copy of this press release is furnished as Exhibit 99.1 to this report, and is incorporated by reference into this Item 2.02 as if fully set forth herein.
The information in this report, furnished under “Item 2.02 Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events
In light of the ongoing COVID-19 pandemic, the Company will be including the following Risk Factor in the Company’s Form 10-Q for the three months ended March 28, 2020:
The effects of the COVID-19 pandemic could adversely affect our business, results of operations, and financial condition.
A strain of Coronavirus (“COVID-19”), which was first detected in Wuhan, China in December 2019, has rapidly spread across China and across the globe, and on March 11, 2020, the World Health Organization declared COVID-19 a pandemic. As a result of the COVID-19 pandemic, many countries have suspended travel to and from affected countries and imposed quarantines on affected individuals. The commercial activities of our customers and suppliers in China and our manufacturing facility in Suzhou, China, were restricted for a period of time due to government-mandated closures, and employees were delayed in returning to work at our facility. COVID-19 has continued to spread into other parts of the world, with Europe and United States becoming the new epicenters of the COVID-19 pandemic. Various countries have implemented partial or national lockdowns to curb the spread.
The COVID-19 pandemic has significantly impacted the global economy, disrupted global supply chains, lowered equity market valuations, created significant volatility and disruption in financial markets, and significantly increased unemployment levels. In addition, the pandemic has resulted in temporary closures and failures of many businesses and the institution of social distancing and sheltering-in-place requirements in many jurisdictions.
In response to the outbreak, we have temporarily closed certain offices in the United States, Europe and Asia as well as executed our Business Continuity Plan (“BCP”), which measures have significantly disrupted how we operate our business. While we are currently operating at nearly full capacity in all of our manufacturing locations, work-from-home practices were instituted across every office worldwide, which have impacted our non-manufacturing productivity, including our research & development.
The duration and extent of the impact from the COVID-19 pandemic depends on future developments that cannot be accurately predicted at this time, but may include the following:

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a decrease in short-term and/or long-term demand for our products resulting from widespread business shutdowns and slowdowns, quarantines, travel and logistics restrictions and other actions taken by governments, businesses, and the general public in an effort to limit exposure to and spread of COVID-19;

•
negative impacts to our operations, technology development, new product introduction and customer qualifications resulting from our efforts to mitigate the impact of COVID-19 through execution of our BCP;

•	disruptions to our supply chain, including materials, equipment, engineering support and services, due to efforts to contain the spread of COVID-19;

•	more difficult and more expensive travel and transportation of our supplies and products, ultimately affecting the sales of our products;

•
increased volatility in the semiconductor industry due to heightened uncertainty, including our inability to keep pace relative to our competitors during a post-COVID-19 market recovery should that occur; and

•	reduced sales volume to or loss of significant customers, or cancellation, delay or reduction of backlogged customer orders.
Due to the unprecedented and rapidly changing social and economic impacts associated with the COVID-19 pandemic on the global economy generally, we are unable to predict or estimate the ultimate impact on our business or business prospects. The ultimate significance of COVID-19 on our business will depend on, among other things: the extent and duration of the pandemic, the severity of the disease and the number of people infected with the virus; the effects on the economy of the pandemic and of the measures taken by governmental authorities and other third parties restricting day-to-day life and the length of time that such measures remain in place; and governmental programs implemented to assist businesses impacted by the COVID-19 pandemic.

At this time, we cannot estimate the short- or long-term impacts of COVID-19 on our business, liquidity, results of operations or financial condition.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 30, 2020
104	Inline XBRL for the cover page of this Current Report on Form 8‑K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: April 30, 2020	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 30, 2020
104	Inline XBRL for the cover page of this Current Report on Form 8‑K.